Exhibit 99 (d)

COMMON SHARES OF BENEFICIAL INTEREST

PAR VALUE $.001

COMMON SHARES OF BENEFICIAL INTEREST

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR CHICAGO, IL

Certificate Number
ZQ 000376

Shares
600620****
600620**
****600620****
*****600620***
******600620**

MADISON STRATEGIC SECTOR PREMIUM FUND

A STATUTORY TRUST OF THE STATE OF DELAWARE

THIS CERTIFIES THAT [redacted]

CUSIP 558268 10 8

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of [redacted]

FULLY-PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

Madison Strategic Sector Premium Fund (hereinafter called the "Trust"), transferable on the books of the Trust in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Trust, as amended, and the Bylaws, as amended, of the Trust, to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

President

Secretary

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INVESTOR SERVICES, LLC.
(CHICAGO)
TRANSFER AGENT AND REGISTRAR,

By ______________________
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT- Custodian
		(Cust)	(Minor)
TEN ENT	- as tenants by the entireties	under Uniform Gifts to Minors Act
(State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT Custodian (until age )
		(Cust)	(Minor)
under Uniform Transfers to Minors Act
(State)

                            Additional abbreviations may also be used though not in the above list.

MADISON STRATEGIC SECTOR PREMIUM FUND

THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF BENEFICIAL INTEREST OF THE TRUST AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF TRUST OF THE TRUST, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE TRUST, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE TRUST OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED BENEFICIAL INTEREST CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE TRUST A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

For value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares

of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said Common Shares of Beneficial Interest on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	20	Signature:

		Signature:

Signature(s) Guaranteed:			Notice:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

BY:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

SECURITY INSTRUCTIONS
THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTHING
WATERMARK HOLD TO LIGHT TO VERIFY WATERMARK.